Commitment and Contingencies	3 Months Ended
Mar. 31, 2025
Commitment and Contingencies [Abstract]
Commitment and contingencies
(24)	Commitment and contingencies

The Group has no pending litigation cases arising in the ordinary course of business as of March 31, 2025 and December 31, 2024. The Parent has entered into various contractual commitments related to the acquisition of VAXIMM including a future financial obligation of CHF 7,416 underlying as of March 31, 2025. Meanwhile, both parties have agreed to remove section 6.1.3 of the license agreement that states that in the event of the Parent’s sale to a third party, the Licensor shall reimburse the Licensee for reasonable costs and expenses incurred in the preparation, submission, maintenance, prosecution, and enforcement process.